                                                                    Exhibit 99.1



                                    EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  February 11, 2002      MERCANTILE EQUITY PARTNERS III, L.P., an Illinois
                               limited partnership, its Managing Member

                               By: Mercantile Equity Partners III, L.L.C., an Illinois limited liability company, its General Partner

                                     By:     /s/ I. Steven Edelson
                                             -------------------------------
                                     Name:   I. Steven Edelson
                                     Title:  Managing Member

                               MERCANTILE EQUITY PARTNERS III, L.L.C., an
                               Illinois limited liability company, its
                               General Partner

                               By:     /s/ I. Steven Edelson
                                       -------------------------------
                               Name:   I. Steven Edelson
                               Title:  Managing Member

                               MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

                               By: Mercantile Capital Group, LLC, a Delaware limited liability company, its general partner

                                    By:  Mercantile Capital Management Corp.,
                                         an Illinois corporation, its manager

                                         By:    /s/ I. Steven Edelson
                                                ------------------------
                                         Name:  I. Steven Edelson
                                         Title: President

                               MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                               By:  Mercantile Capital Management Corp., an
                                    Illinois corporation, its manager

                                    By:    /s/ I. Steven Edelson
                                           ------------------------
                                    Name:  I. Steven Edelson
                                    Title: President

                               MERCANTILE CAPITAL MANAGEMENT CORP., an Illinois corporation, its manager

                               By:    /s/ I. Steven Edelson
                                      ---------------------------
                               Name:  I. Steven Edelson
                               Title: President

                               THE EDELSON FAMILY TRUST DATED
                               SEPTEMBER 17, 1997

                               By:    /s/ I. Steven Edelson
                                      ---------------------------
                               Name:  I. Steven Edelson
                               Title: Trustee

                               ASIA INTERNET INVESTMENT GROUP I, LLC,
                               a Delaware limited liability company

                               By: Asia Investing Group, LP, a Delaware limited partnership, its managing member

                                    By: Asia Investors Group, LLC, a Delaware
                                        limited liability company, its general
                                        partner

                                        By:  Mercantile Asia Investors, LP, a
                                             Delaware limited partnership, its
                                             managing member

                                             By:  Mercantile Asia, LLC, a
                                                  Delaware limited liability
                                                  company, its general partner


                                                  By:    /s/ I. Steven Edelson
                                                         ---------------------
                                                  Name:  I. Steven Edelson
                                                  Title: Managing Member

                               ASIA INVESTING GROUP, LP, a Delaware limited partnership

                               By:  Asia Investors Group, LP, a Delaware
                                    limited liability company, its general
                                    partner

                                    By:  Mercantile Asia Investors, LP, a
                                         Delaware limited partnership, its
                                         managing member

                                         By:  Mercantile Asia, LLC, a
                                              Delaware limited liability
                                              company, its general partner

                                              By:     /s/ I. Steven Edelson
                                                      ---------------------
                                              Name:   I. Steven Edelson
                                              Title:  Managing Member

                               ASIA INVESTORS GROUP, LLC, a Delaware limited liability company

                               By: Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

                                    By:  Mercantile Asia, LLC, a
                                         Delaware limited liability
                                         company, its general partner

                                         By:    /s/ I. Steven Edelson
                                                -------------------------
                                         Name:  I. Steven Edelson
                                         Title: Managing Member

                               MERCANTILE ASIA INVESTORS, LP,
                               a Delaware limited partnership

                               By: Mercantile Asia, LLC, a Delaware limited liability company, its general partner

                                    By:    /s/ I. Steven Edelson
                                           ------------------------------
                                    Name:  I. Steven Edelson
                                    Title: Managing Member

                               MERCANTILE ASIA, LLC, a Delaware limited liability company

                               By:     /s/ I. Steven Edelson
                                       -----------------------------------
                               Name:   I. Steven Edelson
                               Title:  Managing Member



                               /s/ Michael A. Reinsdorf
                               --------------------------------------
                               MICHAEL A. REINSDORF, an Individual


                               /s/ I. Steven Edelson
                               --------------------------------------
                               I. STEVEN EDELSON, an Individual


                               /s/ Nathaniel C. A. Kramer
                               --------------------------------------
                               NATHANIEL C. A. KRAMER, an Individual